Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MB Software Corporation on Form 10-KSB, as amended, for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Scott A. Haire, Chief Executive Officer and principal financial officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



 /s/ Scott A. Haire
-------------------
Scott A. Haire,
Chairman of the Board,
(Chief Executive Officer and Principal Financial Officer)


December 20, 2005